SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

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                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): May 28, 2004


                     Lehman ABS Corporation, on behalf of:

                     Corporate Backed Trust Certificates,
             Verizon New York Debenture-Backed Series 2004-1 Trust
              (Exact Name of Registrant as Specified in Charter)

         Delaware                 001-31963                  13-3447441
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(State of Incorporation)         (Commission              (I.R.S. Employer
                                 File Number)            Identification No.)

745 Seventh Avenue
New York, New York                                              10019
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(Address of Principal Executive Offices)                     (Zip Code)

      Registrant's Telephone Number, including area code: (212) 526-7000


                                Not Applicable
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         (Former name or former address, if changed since last report)

ITEM 5.  Other Events and Regulation FD Disclosure.
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         Attached as Exhibit 99.1 please find a press release issued on May 28, 2004.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          LEHMAN ABS CORPORATION


                                          By:  /s/ Paul Mitrokostas
                                             ----------------------------------
                                             Name: Paul Mitrokostas
                                             Title:   Senior Vice President

May 28, 2004

                               Index of Exhibits
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Exhibit No.      Description
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99.1             Press Release dated May 28, 2004.